LETTER TO SHAREHOLDERS                                   ACM Managed Income Fund
================================================================================

April 27, 1998

Dear Shareholder:

We are pleased to provide you with an update on the performance and investment activity of ACM Managed Income Fund for the semi-annual period ended February 28, 1998.

Since our last report dated August 31, 1997, the U.S. bond market posted solid returns. Continued low inflation, together with a favorable U.S. budget deficit, fueled a rally in U.S. Treasuries. In October, financial market turmoil in Southeast Asia created a ripple effect that spread to other global bond markets and caused a spike in volatility. As a result, a flight to quality by investors helped drive U.S. rates lower and temporarily halted the strong performance of the U.S. high yield sector.

INVESTMENT RESULTS

Over the past six months, ACM Managed Income Fund returned 12.32% on a net asset value (NAV) basis compared to 5.72% for the Lehman Brothers Aggregate Bond Index. Over the past 12 months, the Fund achieved a total return of 20.51% at NAV compared to 10.37% for the benchmark. The Fund's high yield and treasury holdings performed well during the period under review. Alliance's strong credit research continues to benefit your Fund, with superior returns generated from our corporate bond holdings.

================================================================================
INVESTMENT RESULTS*
Periods Ended February 28, 1998

                                               Total Returns
                                           6 Months     12 Months
                                           --------     ---------
ACM Managed
 Income Fund                                12.32%        20.51%
Lehman Brothers
 Aggregate Bond Index                        5.72%        10.37%

* The Fund's investment results are cumulative total returns for the period and are based on the net asset value as of February 28, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The Lehman Brothers Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices and the Government/Corporate Bond Index and includes Treasury issues, agency issues, corporate bond issues and mortgage backed securities. Returns for the Fund and its comparative index include the reinvestment of any distributions paid during the period. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in the index.

================================================================================

ECONOMIC REVIEW

The U.S. economy continued to be fundamentally strong and grew at a solid pace over the past six months. Total growth, as measured by the Gross Domestic Product (GDP), accelerated to 3.7% in the fourth quarter, following the third quarter's 3.1% pace. Overall, GDP growth for 1997 was 3.8%, the strongest growth recorded since 1988. Continued strength in the labor market fueled economic growth and pushed the unemployment rate to 4.6% in February, the lowest level in 24 years. To date, the Federal Reserve has made no change in monetary policy

Inflation news continues to be favorable with wage pressures remarkably absent in such a tight labor market. Through February 1998, consumer prices

                                                         ACM Managed Income Fund
================================================================================

increased a modest 1.4% from one year ago, while producer prices were down 1.7% during the same period.

INVESTMENT OUTLOOK

Our outlook for the U.S. economy remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. The economic slowing in Asia will further temper U.S. growth during the year as exports to that region curtail. Meanwhile, the recent decline in interest rates should offset the anticipated economic slowdown and provide stimulus to the economy to ensure domestic demand and continued growth. Inflation will remain subdued due to the slowing economy, and the strength of the dollar will ensure that imports remain cheap. The Federal Reserve is unlikely to change monetary policy for several reasons: the likelihood of slowing growth, the desire to keep global liquidity at high levels, and the still questionable global economic impact from the Asian crisis.

We continue to have a favorable outlook for the high yield market. The combination of moderate growth and low inflation provide an ideal environment for this portfolio. Investor demand for higher yields should remain strong. However, as the economy begins to slow, security selection within the high yield sector will take on added importance. We will continue to review each security using a fundamental, bottom-up approach.

Thank you for your continued interest in ACM Managed Income Fund. We look forward to reporting its progress and market activity to you in the coming months.



Sincerely,

/s/ JOHN D. CARIFA

John D. Carifa
Chairman and President

/s/ WAYNE D. LYSKI

Wayne D. Lyski
Senior Vice President

PORTFOLIO OF INVESTMENTS
February 28, 1998 (unaudited)                            ACM Managed Income Fund
================================================================================

Moody's                                              Principal
Investor                                              Amount
Ratings                                               (000)              Value
--------------------------------------------------------------------------------
      U.S. GOVERNMENT
        OBLIGATIONS-59.8%
      U.S. TREASURY BONDS-28.4%
        6.25%, 8/15/23............................    $ 1,250        $ 1,292,189
        6.375%, 8/15/27...........................      8,000          8,480,008
        6.625%, 2/15/27...........................     12,000         13,072,512
        8.125%, 8/15/19...........................      6,600          8,278,882
        12.375%, 5/15/04..........................     32,300         43,514,172
        14.00%, 11/15/11..........................      8,700         13,536,661
                                                                     -----------
                                                                      88,174,424
                                                                     -----------
      U.S. TREASURY NOTES-17.5%
        6.25%, 7/31/98............................      2,600          2,609,753
        6.25%, 10/31/01...........................     10,000         10,215,630
        6.25%, 2/15/07............................     17,800         18,478,643
        7.00%, 7/15/06............................     21,400         23,198,948
                                                                     -----------
                                                                      54,502,974
                                                                     -----------
      U.S. TREASURY STRIPS-13.9%
        Zero coupon, 5/15/09......................      2,880          1,499,604
        Zero coupon, 5/15/10......................     19,130          9,352,829
        Zero coupon, 2/15/11......................     16,500          7,698,685
        Zero coupon, 5/15/14......................     65,100         24,742,362
                                                                     -----------
                                                                      43,293,480
                                                                     -----------
      Total U.S. Government Obligations
        (cost $182,179,226).......................                   185,970,878
                                                                     -----------
      CORPORATE
        OBLIGATIONS-42.2%
      BASIC INDUSTRIES-1.8%
B3      MAXXAM Group
           Holdings, Inc.,
           12.00%, 8/01/03........................      5,000          5,475,000
                                                                     -----------
      BROADCASTING
          & CABLE-5.2%
Caa     American Telecasting,
        Inc.,
           14.50%, 8/15/05(a).....................      5,000          1,275,000
B3      LIN Holdings Corp.,
           10.00%, 3/01/08(a)(b)..................      5,000          3,112,500
B3      Optel, Inc., Series B,
           13.00%, 2/15/05(c).....................      5,000          5,475,000
B1      Telemundo Group, Inc.,
           7.00%, 2/15/06(d)......................      6,000          6,420,000
                                                                     -----------
                                                                      16,282,500
                                                                     -----------
      COMMUNICATIONS-0.5%
NR    Focal Communications
        Corp.,
           12.125%, 2/15/08(a)(b).................     $3,000        $ 1,635,000
                                                                     -----------

      CONSUMER PRODUCTS
        & SERVICES-9.3%
B3      Eagle-Picher Ind.,
           9.375%, 3/01/08(b).....................      2,400          2,430,000
B1      Hvide Marine, Inc.,
           8.375%, 2/15/08(b).....................      3,000          2,955,000
B1      International Logistics,
           Ltd.,
           9.75%, 10/15/07(b).....................      5,000          5,050,000
B3      Riverwood International
        Corp.,
           10.625%, 8/01/07.......................      5,000          5,293,750
Caa     Riverwood International
        Corp.,
           10.875%, 4/01/08.......................      4,000          4,020,000
NR      Waterford Gaming L.L.C.,
           12.75%, 11/15/03.......................      3,784          4,181,320
B3      Zeta Consumer Products,
           11.25%, 11/30/07(b)....................      5,000          5,100,000
                                                                     -----------
                                                                      29,030,070
                                                                     -----------
      ENERGY-2.9%
B3      Transamerican
        Energy, Inc.,
           11.50%, 6/15/02........................      9,000          9,112,500
                                                                     -----------
      FOOD-4.2%
NR      Di Giorgio Corp.,
           10.00%, 6/15/07........................      4,000          3,995,000
B3      Iowa Select Farms,
           10.75%, 12/01/05(b)....................      4,000          3,940,000
Caa     Specialty Foods Corp.,
           11.125%, 10/01/02......................      5,000          5,125,000
                                                                     -----------
                                                                      13,060,000
                                                                     -----------
      INDUSTRIAL-3.8%
B2      Anchor Glass Corp.,
           11.25%, 4/01/05 (b)....................      2,500          2,762,500
B3      Belden & Blake
        Energy Corp.,
           9.875%, 6/15/07........................      4,000          4,020,000
NR      GST Equipment Funding
           13.25%, 5/01/07........................      3,000          3,532,500

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
================================================================================

Moody's                                              Principal
Investor                                              Amount
Ratings                                               (000)              Value
--------------------------------------------------------------------------------
B3    MVE, Inc.,
           12.50%, 2/15/02.......................      $1,500        $ 1,522,500
                                                                     -----------
                                                                      11,837,500
                                                                     -----------
      LEISURE &
        ENTERTAINMENT-2.8%
B1      Fox Kids Worldwide,
         Inc.,
           9.25%, 11/01/07(b)....................       4,500          4,466,250
B1      Trump Atlantic City,
           11.25%, 5/01/06.......................       4,000          4,140,000
                                                                     -----------
                                                                       8,606,250
                                                                     -----------
      METALS/MINERALS-1.6%
B3      Acme Metals, Inc.,
           10.875%, 12/15/07(b)..................       5,000          5,075,000
                                                                     -----------
      OIL & GAS-1.2%
Caa     DeepTech
        International, Inc.,
           12.00%, 12/15/00......................       3,500          3,736,250
                                                                     -----------
      PLASTICS-1.9%
NR      Foamex LP,
           13.50%, 8/15/05.......................       5,000          5,775,000
                                                                     -----------
      SUPERMARKETS-1.0%
B3      The Pantry, Inc.,
           10.25%, 10/15/07......................       3,000          3,112,500
                                                                     -----------
      TELECOMMUNICATIONS-6.0%
B3      Iridium L.L.C.
        Capital Corp.,
           14.00%, 7/15/05.......................       5,000          5,712,500
B2      Orion Network
        Systems, Inc.,
           11.25%, 1/15/07.......................       4,950          5,766,750
NR      Telegroup, Inc.,
           10.50%, 11/01/04(a)(b)................       5,000          4,125,000
B3      United International
        Holdings,
           10.75%, 2/15/08(a)(b).................       5,000          3,056,250
                                                                     -----------
                                                                      18,660,500
                                                                     -----------
      Total Corporate Obligations
        (cost $125,450,996)......................                    131,398,070
                                                                     -----------

                                                     Shares or
Moody's                                              Principal
Investor                                              Amount
Ratings                                               (000)              Value
--------------------------------------------------------------------------------

      YANKEE OBLIGATIONS-6.8%
B1      Centaur Mining &
        Exploration,
           11.00%, 12/01/07(b)...................     $ 3,000        $ 3,052,500
B1    Central European Media
        Entertainment, Class A,
           9.375%, 8/15/04......... ............. .     3,000          3,000,000
Ba1   Glencore Nickel
        Property Ltd.,
           9.00%, 12/01/14(b)....................       5,000          4,925,000
Caa   Ionica PLC,
           15.00%, 5/01/07(a)....................       7,500          2,962,500
B3    Panoceanic Bulk
        Carriers,
           12.00%, 12/15/07(b)...................       4,200          4,011,000
NR    Trench Electric &
        Trench, Inc.,
           10.25%, 12/15/07(b)...................       3,000          3,105,000
                                                                     -----------
      Total Yankee Obligations
        (cost $21,791,868).......................                     21,056,000
                                                                     -----------

      NON-CONVERTIBLE
        PREFERRED STOCKS-1.4%
Caa   Eagle-Picher Holdings,
           11.75%(a)(b)..........................         200          1,145,000
Caa   Nextel Communications,
        Inc.,
           11.125%(b)(e).........................       3,000          3,082,500
                                                                     -----------
      Total Non-Convertible
        Preferred Stocks
        (cost $4,127,540)........................                      4,227,500
                                                                     -----------

      COMMON STOCKS &
        OTHER INVESTMENTS-0.1%
        Eye Care Centers of
           America, Inc.,
           Warrants, expiring
           10/01/03(f)(g)........................       3,000             13,500
        Microcell
           Telecommunications,
           Inc., Warrants, expiring
           6/01/06(g)(h).........................      12,000            183,480
        Orion Network Systems,
           Inc., Warrants, expiring
           1/15/07(g)(i).........................       4,950             61,875

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
================================================================================

                                                     Shares or
                                                     Principal
                                                      Amount
                                                      (000)              Value
--------------------------------------------------------------------------------
        Pegasus Media &
           Communications,
           Inc.(g)............................          9,025           $190,089
                                                                    ------------
      Total Common Stocks
        & Other Investments
        (cost $235,653).......................                           448,944
                                                                    ------------

      TIME DEPOSIT--2.2%
        State Street Bank & Trust Co.,
           5.25%, 3/02/98
           (cost $6,734,000)..................         $6,734          6,734,000
                                                                    ------------

      TOTAL INVESTMENTS--112.5%
        (cost $340,519,283)...................                      $349,835,392
      Other assets
        less liabilties - (12.5%).............                      (38,749,469)
                                                                    ------------

      NET ASSETS--100.0%......................                      $311,085,923
                                                                    ============

--------------------------------------------------------------------------------

(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1998, the market value of these securities aggregated $63,028,500 or 20.3% of net assets.

(c)  Consists of $5,000,000 senior notes and 5,000 shares of common stock.

(d)  Stated rate in effect until 2/15/99, thereafter, 10.50% until maturity.

(e)  PIK Preferred, quarterly stock payments.

(f) Each warrant entitles the holder to purchase .4522 shares of Common Stock. The warrants are exercisable from 10/01/98 to 10/01/03.

(g)  Non-income producing security.

(h) Each warrant entitles the holder to purchase 3.072 shares of Common Stock. The warrants are exercisable from 6/13/96 to 6/01/06.

(i) Each warrant entitles the holder to purchase .8463 shares of Common Stock. The warrants are exercisable from 1/28/97 to 1/15/07.

     Glossary:
     NR - Not Rated.
     PIK - Payment in Kind.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1998 (unaudited)                                         ACM Managed Income Fund
=============================================================================================
ASSETS
  Investments in securities, at value (cost $340,519,283) ....................   $349,835,392
  Cash .......................................................................            316
  Receivable for investment securities sold ..................................      9,741,575
  Interest receivable ........................................................      5,104,726
  Prepaid expenses ...........................................................         30,115
                                                                                 ------------
  Total assets ...............................................................    364,712,124
                                                                                 ------------

LIABILITIES
  Payable for investment securities purchased ................................     53,190,204
  Advisory fee payable .......................................................        168,682
  Administrative fee payable .................................................         51,902
  Accrued expenses and other liabilities .....................................        215,413
                                                                                 ------------
  Total liabilities ..........................................................     53,626,201
                                                                                 ------------
NET ASSETS ...................................................................   $311,085,923
                                                                                 ============

COMPOSITION OF NET ASSETS
  Preferred stock, $.01 par value per share; 1,900 shares Remarketed Preferred
   Stock authorized, 950 shares issued and outstanding at $100,000 per share
   liquidation preference ....................................................   $ 95,000,000
  Common stock, $.01 par value per share; 299,998,100 shares
   authorized, 22,218,360 shares issued and outstanding ......................        222,184
  Additional paid-in capital .................................................    199,888,058
  Undistributed net investment income ........................................      2,709,834
  Accumulated net realized gain on investment transactions ...................      3,949,738
  Net unrealized appreciation of investments .................................      9,316,109
                                                                                 ------------
                                                                                 $311,085,923
                                                                                 ============

NET ASSET VALUE PER SHARE OF COMMON STOCK
  ($311,085,923 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 22,218,360 shares of Common
   Stock outstanding) ........................................................   $       9.73
                                                                                 ============
---------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 1998 (unaudited)                                     ACM Managed Income Fund
===========================================================================================================
INVESTMENT INCOME
  Interest ....................................................                               $15,274,701

EXPENSES
  Advisory fees ...............................................      $   992,471
  Administrative fee ..........................................          305,375
  Remarketed Preferred Stock-remarketing agent's fees .........          122,202
  Audit & legal ...............................................           34,216
  Reports and notices to shareholders .........................           28,563
  Transfer agency .............................................           23,705
  Directors' fees and expenses ................................           18,712
  Custodian ...................................................           18,445
  Registration fees ...........................................           17,927
  Taxes .......................................................           11,059
  Miscellaneous ...............................................            9,703
                                                                     -----------
  Total expenses ..............................................                                 1,582,378
                                                                                              -----------
  Net investment income .......................................                                13,692,323
                                                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions ................                                 8,867,860
  Net change in unrealized appreciation of investments ........                                 4,372,162
                                                                                              -----------
  Net gain on investments .....................................                                13,240,022
                                                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................                               $26,932,345
                                                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
==========================================================================================================
                                                                          Six Months Ended     Year Ended
                                                                         February 28, 1998     August 31,
                                                                            (unaudited)           1997
                                                                         -----------------     -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income ...............................................    $ 13,692,323      $ 26,388,799
  Net realized gain on investment transactions ........................       8,867,860        10,751,417
  Net change in unrealized appreciation of investments ................       4,372,162         5,277,153
                                                                           ------------      ------------
  Net increase in net assets from operations ..........................      26,932,345        42,417,369

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Common Stock:
  Dividends from net investment income ................................     (10,818,935)      (19,578,018)
  Remarketed Preferred Stock:
  Dividends from net investment income ................................      (2,502,186)       (6,400,824)
  Realized Capital Gains:
  Distributions from net realized gain on investments .................        (462,407)           -0-

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance of Common Stock .       2,262,658         3,987,994
                                                                           ------------      ------------
  Total increase ......................................................      15,411,475        20,426,521

NET ASSETS
  Beginning of year ...................................................     295,674,448       275,247,927
                                                                           ------------      ------------
  End of period (including undistributed net investment income of
   $2,709,834 and $2,338,632, respectively) ...........................    $311,085,923      $295,674,448
                                                                           ============      ============
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 1998 (unaudited)                            ACM Managed Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Income Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1.   Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTES TO FINANCIAL STATEMENTS (continued)                ACM Managed Income Fund
================================================================================

NOTE B: Advisory, Administrative Fees and
Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,400 during the period ended February 28, 1998.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities, short term investments and options) aggregated $162,892,265 and $162,219,523 respectively, for the six months ended February 28, 1998. There were purchases of $118,765,601 and sales of $117,333,737 of U.S. government and government agency obligations for the six months ended February 28, 1998. At February 28, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $13,011,445 and gross unrealized depreciation of investments was $3,695,336, resulting in net unrealized appreciation of $9,316,109.

For federal income tax purposes, the Fund had a capital loss carryforward at August 31, 1997 of $1,012,778 which will expire in 2004.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

There are 22,218,360 shares of common stock outstanding at February 28, 1998. During the six months ended February 28, 1998 and for the year ended August 31, 1997, the Fund issued 232,285 and 433,096 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the on the Remarketed Preferred Stock is 5.57% and is effective through March 4, 1998.

FINANCIAL HIGHLIGHTS                                     ACM Managed Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                      Six Months
                                                        Ended                                Year Ended August 31,
                                                   February 28, 1998  --------------------------------------------------------------
                                                     (unaudited)         1997         1996         1995        1994         1993
                                                   -----------------  ---------    ---------    ---------    ---------    ---------
 Net asset value, beginning of period ......          $    9.13       $    8.36    $    8.14    $    7.99    $   10.79    $    9.32
                                                      ---------       ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
 Net investment income .....................                .61            1.20         1.20         1.18         1.16         1.18
 Net realized and unrealized gain
  (loss) on investments and option
  transactions .............................                .61             .76          .04          .30        (1.07)        1.63
                                                      ---------       ---------    ---------    ---------    ---------    ---------
 Net increase in net asset value
  from operations ..........................               1.22            1.96         1.24         1.48          .09         2.81
                                                      ---------       ---------    ---------    ---------    ---------    ---------

Less: Dividends and Distributions
 Distributions to common shareholders:
  Dividends from net investment income .....               (.49)           (.90)        (.83)        (.83)       (1.09)       (1.08)
  Distributions from net realized gains ....               (.02)            -0-          -0-          -0-        (1.48)        (.09)
  Distributions in excess of net
   investment income .......................                -0-             -0-          -0-         (.09)        (.09)         -0-
  Tax return of capital distribution .......                -0-             -0-          -0-         (.16)        (.04)         -0-
 Distributions to preferred shareholders:
  Common Stock equivalent of dividends
   paid to Remarketed Preferred
   shareholders ............................               (.11)           (.29)        (.19)        (.25)        (.19)        (.17)
                                                      ---------       ---------    ---------    ---------    ---------    ---------
 Total dividends and distributions .........               (.62)          (1.19)       (1.02)       (1.33)       (2.89)       (1.34)
                                                      ---------       ---------    ---------    ---------    ---------    ---------
 Net asset value, end of period ............          $    9.73       $    9.13    $    8.36    $    8.14    $    7.99    $   10.79
                                                      =========       =========    =========    =========    =========    =========
 Market value, end of period ...............          $  10.375       $  10.000    $   9.500    $   9.375    $   8.875    $  11.375
                                                      =========       =========    =========    =========    =========    =========
Total Return
 Total investment return based on: (a)
  Market value .............................               9.34%          16.03%       11.39%       20.63%         .66%       24.82%
  Net asset value ..........................              12.32%          20.38%       12.89%       16.34%       (4.42%)      30.22%

Ratios/Supplemental Data
 Net assets, end of period (000's omitted) .          $ 311,086       $ 295,674    $ 275,248    $ 266,569    $ 258,018    $ 301,379
 Ratio of expenses to average net assets (b)               1.04%(c)        1.05%        1.09%        1.07%        1.14%        1.05%
 Ratio of net investment income to
  average net assets (b) ...................               8.97%(c)        9.21%        9.30%        9.69%        8.32%        8.06%
 Portfolio turnover rate ...................                 84%            253%         360%         392%         366%         490%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

(c)  Annualized.

                                                         ACM Managed Income Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman and President        William H. Foulk, Jr. (1)
Ruth Block (1)                                Donald J. Robinson (1)
David H. Dievler (1)                          Dr. James M. Hester (1)
John H. Dobkin (1)                            Clifford L. Michel (1)
                                              Robert C. White  (1)

OFFICERS
Wayne D. Lyski, Senior Vice President         Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President     Mark D. Gersten, Treasurer & Chief
Paul J. DeNoon, Vice President                    Financial Officer
Wayne C. Tappe, Vice President                Juan J. Rodriguez, Controller
Christian G. Wilson, Vice President


ADMINISTRATOR                                 PREFERRED STOCK:
Princeton Administrators, L.P.                DIVIDEND PAYING AGENT,
P.O. Box 9095                                 TRANSFER AGENT AND REGISTRAR
Princeton, NJ 08543-9095                      IBJ Schroder Bank & Trust Co.
                                              1 State Street
                                              New York, NY 10004

COMMON STOCK:                                 INDEPENDENT AUDITORS
CUSTODIAN, DIVIDEND PAYING AGENT,             Ernst & Young LLP
TRANSFER AGENT AND REGISTRAR                  787 Seventh Avenue
State Street Bank and Trust Company           New York, NY 10019
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Seward &Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM Managed Income Fund
Summary of General Information

The Fund

ACM Managed Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFSR

================================================================================



                                       ACM
                           --------------------------
                                     MANAGED
                           --------------------------
                                   INCOME FUND
                           --------------------------


                                             Semi-Annual
                                             February 28, 1998




                                             Alliance(R)




================================================================================